EX-99.23(d)(21)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Variable Fund LLC and JNLNY Variable Fund I LLC (the "Funds");

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses;

     WHEREAS, in order to reflect the addition of two new funds (the JNL/Mellon Capital Management S&P(R) SMid 60 Fund, and the JNL/Mellon Capital Management NYSE(R) International 25 Fund);

     WHEREAS, to reflect the merger of three funds of JNLNY Variable Fund I LLC (the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management S&P(R) 10 Fund, and the JNL/Mellon Capital Management Global 15 Fund) into one fund of the JNL Variable Fund LLC (the JNL/ Mellon Capital Management JNL 5 Fund); and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     3. Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated April 30, 2007, attached hereto.

     The parties hereto agree that unless specifically changed pursuant to this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April, 2007.

JACKSON NATIONAL ASSET                      MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                             CORPORATION

By:                                         By:
     -----------------------------              --------------------------------
Name:    MARK D. NERUD                      Name:
       --------------------                       ------------------------------
Title:            PRESIDENT                 Title:
        ---------------------------                -----------------------------

                                   SCHEDULE A
                              DATED APRIL 30, 2007
                                     (Funds)
                              JNL VARIABLE FUND LLC

 -------------------------------------------------------------------------------

                   JNL/Mellon Capital Management DowSM 10 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                  JNL/Mellon Capital Management S&P(R) 10 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                  JNL/Mellon Capital Management Global 15 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                      JNL/Mellon Capital Management 25 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

               JNL/Mellon Capital Management Select Small-Cap Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

               JNL/Mellon Capital Management Value Line(R) 25 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                JNL/Mellon Capital Management DowSM Dividend Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                  JNL/Mellon Capital Management S&P(R) 24 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                     JNL/Mellon Capital Management VIP Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                    JNL/Mellon Capital Management JNL 5 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

               JNL/Mellon Capital Management JNL Optimized 5 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                JNL/Mellon Capital Management S&P(R) SMid 60 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

           JNL/Mellon Capital Management NYSE(R) International 25 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

            JNL/Mellon Capital Management Communications Sector Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

            JNL/Mellon Capital Management Consumer Brands Sector Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

               JNL/Mellon Capital Management Financial Sector Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

              JNL/Mellon Capital Management Healthcare Sector Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

               JNL/Mellon Capital Management Oil & Gas Sector Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

              JNL/Mellon Capital Management Technology Sector Fund

 -------------------------------------------------------------------------------

                            JNLNY VARIABLE FUND I LLC

 -------------------------------------------------------------------------------

                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

               JNL/Mellon Capital Management Value Line(R) 25 Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                JNL/Mellon Capital Management DowSM Dividend Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                  JNL/Mellon Capital Management S&P(R) 24 Fund

 -------------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2007
                                 (Compensation)

                              JNL VARIABLE FUND LLC

 ----------------------------------------------------------------------------

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------
 ----------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                      JNL/MELLON CAPITAL MANAGEMENT NYSE(R)
                              INTERNATIONAL 25 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                          JNL/MELLON CAPITAL MANAGEMENT
                             HEALTHCARE SECTOR FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                          JNL/MELLON CAPITAL MANAGEMENT
                             TECHNOLOGY SECTOR FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------


                            JNLNY VARIABLE FUND I LLC

 ----------------------------------------------------------------------------

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

 ----------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 First $50 million                                               0.12%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Next $50 million                                                0.06%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $100 to $750 million                                            0.03%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $750 Million                                      0.015%

 ------------------------------------------------------- --------------------

                                   SCHEDULE C
                              DATED APRIL 30, 2007
                              INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management DowSM 10 Fund is total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management S&P(R) 10 Fund is total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management Global 15 Fund is total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management 25 Fund is total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management Small-Cap Fund is total return through capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management Nasdaq(R) 15 Fund is total return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management Value Line(R) 25 Fund is to provide capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management DowSM Dividend Fund is to provide the potential for an above-average total return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management S&P(R) 24 Fund is total return through capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management JNL Optimized 5 Fund is total return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management VIP Fund is total return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The investment objective of the JNL/Mellon Capital Management JNL 5 Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management S&P(R) SMid 60 Fund is total return through capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management NYSE(R) International 25 Fund is total return through capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management Communications Sector Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management Consumer Brands Sector Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management Oil & Gas Sector Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management Financial Sector Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management Healthcare Sector Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The objective of the JNL/Mellon Capital Management Technology Sector Fund is total return through capital appreciation and dividend income.

--------------------------------------------------------------------------------